1 06. 2017 INVESTOR PRESENTATION UPDATED 6.1.2017

2 FORWARD-LOOKING STATEMENTS Certain statements contained in this presentation other than historical facts may be considered forward-looking statements. Such statements include, in particular, statements about our plans, strategies, and prospects, and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements. We make no representations or warranties (express or implied) about the accuracy of any such forward-looking statements contained in this presentation, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual conditions, our ability to accurately anticipate results expressed in such forward-looking statements, including our ability to generate positive cash flow from operations, make distributions to stockholders, and maintain the value of our real estate properties, may be significantly hindered. See Item 1A in the Company's most recently filed Annual Report on Form 10-K for the year ended December 31, 2016, for a discussion of some of the risks and uncertainties that could cause actual results to differ materially from those presented in our forward-looking statements. The risk factors described in our Annual Report are not the only ones we face but do represent those risks and uncertainties that we believe are material to us. Additional risks and uncertainties not currently known to us or that we currently deem immaterial may also harm our business. For additional information, please reference the supplemental report furnished by the Company as Exhibit 99.2 to the Company Form 8-K furnished with the Securities and Exchange Commission in April, 2017. The names, logos and related product and service names, design marks, and slogans are the trademarks or service marks of their respective companies. When evaluating the Company’s performance and capital resources, management considers the financial impact of investments held directly and through unconsolidated joint ventures. This presentation includes financial and operational information for our wholly-owned investments and our proportional interest in unconsolidated investments. We do not control the Market Square Joint Venture and recognize that proportional financial data may not accurately depict all of the legal and economic implications of our interest in this joint venture. Unless otherwise noted, all data herein is as of March 31, 2017, and pro forma for the planned return of 263 Shuman Boulevard to the lender.

COLUMBIA PROPERTY TRUST

GATEWAY MARKET FOCUS

- 85% of portfolio in five gateway markets, 78% in NY, SF, & D.C.[1]
- Prime CBD locations

ATTRACTIVE EMBEDDED GROWTH

- Below market lease rates in many properties has contributed to strong cash leasing spreads - a trend we expect to continue
- Additional $50+ million of contractual annual cash NOI[2]

ENTICING VALUE PROPOSITION

- Shares trading 15-25% below estimated net asset value[3]
- Highest dividend yield among gateway office peers

STRONG & FLEXIBLE BALANCE SHEET

- 23.7% Net Debt to Gross Real Estate Assets[4] and 4.2x Consolidated Net Debt to EBITDA[5]
- Investment grade rating (Baa2 Stable / BBB Stable)

EXPERIENCED LEADERSHIP

- Experienced senior management team averages over 25 years of real estate experience
- "Boots on the ground" via regional leadership platforms in NYC, SF and DC

[1]Based on gross real estate assets under management; represents 100% of Market Square, which Columbia owns through an unconsolidated joint venture. Gateway markets are New York, San Francisco, Washington, D.C., Los Angeles, and Boston.
[2]From runoff of large lease abatements, signed but not yet commenced leases, and escalators on existing leases.
[3]Based on consensus analyst estimates as of 6.1.2017.
[4]As of 3.31.2017.
[5]EBITDA based on analyst consensus 2017 estimates as of 5.30.2017 per Capital IQ; CXP ratio becomes 5.1x when including 51% of debt at Market Square, which is owned through an unconsolidated joint venture.

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Columbia Property Trust

GATEWAY MARKET FOCUS

PORTFOLIO


University Circle
East Palo Alto, CA
333 Market St.
San Francisco, CA
221 Main St.
San Francisco, CA
650 California St.
San Francisco, CA
Pasadena Corporate Park
Los Angeles, CA
222 E. 41st St.
New York, NY
315 Park Ave. S.
New York, NY
229 W. 43rd St.
New York, NY
95 Columbus
Jersey City, NJ
116 Huntington Ave.
Boston, MA
Cranberry Woods
Pittsbugh, PA
One | Three Glenlake
Atlanta, GA
Lindbergh Center
Atlanta, GA
Market Square
Washington, D.C.
80 M St.
Washington, D.C.

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Columbia Property Trust

5 CORE MARKETS OVERVIEW As of 3.31.2017; D.C. data reflects 51% of Market Square, which CXP owns through an unconsolidated joint venture, for all stats except total SF (100%). 1 ALR for New York grossed up to reflect $34.78 of estimated operating expenses that tenant covers on net lease at 222 E. 41st St. 4 Properties 1.8M Total SF 97.9% Leased $56 ALR per SF1 4 Properties 2.0M Total SF 92.7% Leased $61 ALR per SF 2 Properties 1.0M Total SF 83.8% Leased $67 ALR per SF NEW YORK SAN FRANCISCO WASHINGTON, D.C. 222 E. 41st Street 315 Park Avenue S. 229 W. 43rd Street 95 Columbus University Circle 333 Market Street 650 California Street 221 Main Street Market Square 80 M Street

6 RECENT LEASING ACHIEVEMENTS 1M  30-year, 390,000 SF lease with NYU Langone for all of 222 E. 41st  169,000 SF of leases signed YTD at 650 California, returning the building to 89% leased despite 50k SF April move-out  Expanded and extended Snapchat for 121,000 SF at 229 W. 43rd  Returned 80 M Street to 92% leased (from 66%) with 150,000 SF total leasing, including WeWork lease  One Glenlake Parkway now 98% leased (from 71%) with 138,000 SF leasing, including Cotiviti lease  131,000 SF leasing at Market Square in 2016 & 2017 YTD 47% SF of leases signed on same store portfolio 2016-2017 YTD average cash leasing spreads during that period, excluding NYU

7 FUTURE NOI FROM EXECUTED LEASES $12 $39 $57 $0 $10 $20 $30 $40 $50 $60 $70 2017 2018 2019 CASH NOI CONTRIBUTION ($M)1,2 1Incremental cash NOI beginning in April 2017 from leases currently in abatement, leases that have not commenced, and contractual rent increases. 2Non-GAAP financial measure. See Appendix. Over 1.1M SF of SIGNED LEASES have not yet commenced or are currently in abatement 650 California St. | San Francisco 222 E. 41st St. | New York

8 EMBEDDED GROWTH FROM SIGNED LEASES1 TENANT PROPERTY MARKET SF (000s) CURRENTLY IN ABATEMENT NOT YET COMMENCED NYU Langone Medical Center 222 E. 41st Street NY 390 ✔ Winton Capital 315 Park Avenue South NY 35 ✔ Equinox 315 Park Avenue South NY 45 ✔ Textainer 650 California Street SF 23 ✔ Other Abated Leases 194 ✔ Affirm 650 California Street SF 86 ✔ WeWork 650 California Street SF 61 ✔ Amazon Web Services University Circle SF 28 ✔ WeWork 80 M Street DC 69 ✔ Bustle 315 Park Avenue South NY 34 ✔ Other Leases Not Yet Commenced 174 ✔ Total Embedded NOI – Cash Rents2 $28.4M $20.0M 1As of 3.31.2017, pro forma for the following leases signed subsequent to quarter-end: Affirm (650 California Street), Cotiviti (One Glenlake Parkway). SF and NOI for the Market Square joint venture are reflected at CXP’s 51% ownership interest. 2Non-GAAP financial measure. See Appendix.

9 OPPORTUNITIES FOR INTRINSIC RATE GROWTH 7% 5% 5% 9% 20% 7% 6% 4% 12% 26% 0.0% 10.0% 20.0% 30.0% 32% 19% 97% 0% 20% 40% 60% 80% 100% 120% 2015 2016 Q1 2017 Lease Rollover to Achieve Higher Rents 1Cash leasing spreads on same-store properties excluding 30-year NYU lease at 222 E. 41st Street. DRAMATIC CASH LEASING SPREADS1 LEASE EXPIRATIONS BY YEAR (% OF ALR)

ADDITIONAL GROWTH FROM VACANCY & NEAR-TERM LEASE ROLLOVER








221



PROPERTY	VACANCY	2017-2018 ROLL	TOTAL	HIGHLIGHTS
UNIVERSITY CIRCLE San Francisco	5,000	138,000	143,000	• Property is 98.8% leased with highest rents in portfolio • 119,000 SF DLA lease expires on 6/30/2018, presenting significant roll-up opportunity
315 PARK AVE. S. New York	136,000	0	136,000	• Significant lobby & storefront renovations to position property as best-in-class in submarket • Significant roll-up opportunity on recently vacated Credit Suisse SF
MARKET SQUARE Washington, D.C.	83,000	21,000	104,000	• Renovated to maintain competitiveness • Targeting lobby groups with spec suites, plus larger prospects
221 MAIN ST. San Francisco	42,000	54,000	96,000	• Coveted South of Market address with recent upgrades and amenities that rival new construction • Significant roll-up opportunity on expiring leases
116 HUNTINGTON AVE. Boston	66,000	4,000	70,000	• Renovated to re-position as boutique office • Renewal successes, plus strong interest in availability

[1]All as of 3.31.2017, pro forma for signing of Affirm lease at 650 California Street and Cotiviti at One Glenlake and the Credit Suisse expiration (4.31.2017); reflects 51% of the SF for the Market Square Joint Venture.

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Columbia Property Trust

NET ASSET VALUE AND IMPLIED CAP RATE

	Net Operating Income (CASH)	Cap Rate 5.5%	Cap Rate 5.0%	
Q1 2017 Annualized[1]	$192,000	$3,491,000	$3,840,000	
Debt @ 3/31/17		(1,467,000)	(1,467,000)	
Working Capital (Net) @ 3/31/17[2]		542,000	542,000	
Planned Capital Expenditures		(50,000)	(50,000)	
Net Asset Value – "Q1 Cash Paying"[3]		$2,516,000	$2,865,000	
Net Asset Value – "Q1 Cash Paying" / Share		$20.55	$23.40	A
Contractual – Not Yet Cash Paying	$52,000	945,000	1,040,000	
Planned Capital Expenditures		(150,000)	(150,000)	
Incremental Value from Contractual Leases[4]		795,000	890,000	
Incremental Value from Contractual Leases / Share[5]		$ 6.49	$ 7.27	B
Net Asset Value – "Q1" + "Contractual" / Share		$27.04	$30.67	C

A+B = C

$50M+ of EMBEDDED NOI based on cash rents

ADDITIONAL $2-3 OF IMPLIED VALUE per share from anticipated near-term leasing[5]

[1]Excludes net operating income (cash) from sold properties.
[2]Assumes cash on hand and operation cash flows are used to fund the dividend, capital expenditures, and acquisitions in 2017 and 2018.
[3]Implied Net Asset Value obtained by capping Q1 annualized cash NOI and layering on debt, working capital, and capex adjustments.
[4]Value derived from capping the anticipated cash NOI from leases that are signed but net yet paying cash rent.
[5]Based on management's estimates of near-term rollover and lease-up of vacant space.

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Columbia Property Trust

12 HIGHEST DIVIDEND YIELD AMONG GATEWAY PEERS As of 6.1.2017 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% ESRT KRC DEI PGRE BXP HPP SLG VNO CXP DIVIDEND YIELD vs. GATEWAY OFFICE PEERS

DIVERSIFIED BASE OF HIGH QUALITY TENANTS

TOP TENANTS[1,2,3]

Tenant		Credit Rating	% of ALR
WELLS FARGO	Wells Fargo Bank N.A.	AA-	8.3%
AT&T	AT&T Corporation/AT&T Services	BBB+	6.9%
Pershing	Pershing LLC	A	5.7%
W	Westinghouse Electric Company	Not Rated	4.9%
CREDIT SUISSE	Credit Suisse	A	4.7%
NYU	NYU	AA-	4.6%
YAHOO!	Yahoo!	BB+	4.5%
newell	Newell Brands, Inc.	BBB-	2.9%
DocuSign	DocuSign, Inc.	Not Rated	2.8%
DLA PIPER	DLA Piper US, LLP	Not Rated	2.6%
amazon webservices	Amazon Web Services, Inc.	AA-	2.6%

STRONG INDUSTRY DIVERSIFICATION[1,2]



17%
20%
3%
5%
5%
15%
6%
6%
9%
7%
7%
Services - Business Services
Depository Institutions
Transportation & Utilities - Communication
Security And Commodity Brokers
Services - Legal Services
Services - Health Services
Transportation & Utilities - Electric, Gas, And Sanitary Services
Services - Engineering & Management Services
Nondepository Institutions
Manufacturing - Rubber & Plastic Products
Other

Note: Data as of 3/31/17.
[1]Reflects 51% of the ALR of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.
[2]Pro forma for the planned disposition of 263 Shuman Blvd.
[3]Credit rating may reflect the credit rating of the partner or a guarantor. Only the Standard & Poor's credit rating has been provided.

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Columbia Property Trust

14 CONSERVATIVE LEVERAGE APPROACH INVESTMENT GRADE BALANCE SHEET 25% / 75% Secured Unsecured 24% Net Debt to Real-Estate Assets1 Baa2 Stable / Ratings BBB Stable 1Based on gross real estate assets as of 3.31.2017. 2Based on 3.31.2017 balance sheets, Consolidated Net Senior Capital = GAAP consolidated debt + preferred equity at liquidation value – cash; EBITDA based on analyst consensus 2017 estimates as of 6.1.2017 per Capital IQ; CXP ratio becomes 5.1x when including 51% of debt at Market Square, which is owned through an unconsolidated joint venture. 3.1x 4.2x 4.9x 5.5x 6.4x 7.6x 8.0x 8.4x 9.1x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x 9.0x 10.0x ESRT CXP KRC HPP BXP VNO SLG DEI PGRE 4.2x Consolidated Net Debt to EBITDA2 CONSOLIDATED NET SENIOR CAPITAL / EBITDA vs. GATEWAY OFFICE PEERS2

15 D EB T O U TS TA N D IN G ($ M ) $26 $126 $166 $300 $150 $350 $350 0 100 200 300 400 500 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 WELL-LADDERED MATURITES1  Mortgage Debt  Bonds  Term Loans 1Pro forma for the disposition of 263 Shuman; 2Includes effective rates on variable rate loans swapped to fixed. 3 Reflects 51% of the mortgage note secured by the Market Square Buildings, which Columbia owns through an unconsolidated joint venture. 3.60% 1.89% 3.52%2 5.07% 4.15% 3.65% 5.80% Market Square3 650 California One Glenlake  $500M undrawn line of credit  Unencumbered asset pool of $3.3 billion (82% of total portfolio)  $555M cash balance  $700M of investment grade bonds issued in 2015-16 LIQUIDITY STABLE AND FLEXIBLE BALANCE SHEET

16 LOOKING AHEAD OPPORTUNITIES FOR INVESTMENT  Acquisitions in target markets  Individual Assets Portfolio Acquisitions  Share repurchases  Reposition 149 Madison ADDITIONAL SOURCES OF CAPITAL  Recycle mature assets  Strategic joint venture $555M Cash on hand1 $500M Available line of credit balance 1As of 3.31.2017.

17 APPENDIX FOR MORE INFORMATION Columbia Property Trust INVESTOR RELATIONS 404.465.2227 ir@columbia.reit www.columbia.reit

18 LEASING SUCCESS CASE STUDIES 650 CALIFORNIA – SAN FRANCISCO222 E. 41ST – NEW YORK  Primary tenant Jones Day informed us of plans to vacate upon lease expiration in Oct. 2016 (353K SF)  Began exploring multi-tenant strategies as well as potential full-building users in 2015  Signed 30-Year, 390K SF lease with NYU  221K SF of rollover from 2016-April 2017: Low retention rate by design to bring building up to market rate  Upgraded lobby and amenities and embarked on selective spec suite program  Returned building to 89% leased with over 200K SF of leasing in last 12 months, including 169K YTD 2017

19 LEASING SUCCESS CASE STUDIES ONE GLENLAKE – ATLANTA 80 M STREET – WASHINGTON, D.C.  150k SF Oracle downsize created 29% vacancy  Upgraded common areas and amenities to best-in-submarket  Returned property to 98% leased with 138,000 SF leasing, including 66K SF Cotiviti lease  Rebranded property to attract more creative tenant base and compete with new construction in submarket  Signed150,000 SF of leases (including 69K SF WeWork lease) to return building to 92% leased

20 149 MADISON HIGHLIGHTS  14’+ slab-to-slab ceiling heights throughout  Oversized windows  Highly-desirable boutique-sized floorplates (10,400 SF)  Potential for rooftop deck with city skyline views Submarket: Midtown South Years Built: 1916 Total Rentable SF: 127,000 Columbia is under contract to acquire 149 Madison Avenue later this year, expanding our presence in New York. 149 Madison is located in the heart of the NoMAD district of Midtown South, on the southeast corner of 32nd Street and Madison Avenue. The 12-story office building is subject to a ground lease that expires in January 2018 with fully coterminous tenant leases. At expiration, Columbia will own a fee simple interest in the land and building. Columbia plans to invest significant capital to perform a comprehensive renovation of the pre-war property, including updating and upgrading its infrastructure, interior and exterior finishes, and common areas throughout to give it a modern boutique office feel.

21 RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES (in thousands) Three Months Ended 3/31/17 Annualized Net Cash Provided by Operating Activities $ 5,398 $ 21,592 Straight line rental income 6,376 25,504 Depreciation of real estate assets (21,605) (86,420) Amortization of lease-related costs (8,869) (35,476) Loss from unconsolidated joint venture (1,885) (7,540) Other non-cash expenses 70,645 282,580 Net changes in operating assets & liabilities 24,662 98,648 Net Income $ 74,722 $ 298,888 Interest expense (net) 14,565 58,260 Interest income from development authority bonds (1,800) (7,200) Income tax benefit (388) (1,552) Depreciation of real estate assets 21,605 86,420 Amortization of lease-related costs 9,457 37,828 Adjustments from unconsolidated joint venture 4,208 16,832 EBITDA $ 122,369 $ 489,476 Gain on sale of real estate assets (73,153) (292,612) Loss on early extinguishment of debt 45 180 Adjusted EBITDA $ 49,261 $ 197,044 General and administrative 8,768 35,072 Straight line rental income (6,154) (24,616) Net effect of below market amortization (587) (2,348) Adjustments from unconsolidated joint venture (878) (3,512) Net Operating Income (based on cash rents) $ 50,410 $ 201,640

22 RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES (continued from prior page) (in thousands) Three Months Ended 3/31/17 Annualized Net Operating Income (based on cash rents) $ 50,410 $ 201,640 Dispositions (2,410) (9,640) Net Operating Income (based on cash rents) – “Q1” $ 48,000 $ 192,000 Free rent burnoff 7,000 28,000 Leases not yet commenced 5,000 20,000 Lease bumps 1,000 4,000 Net Operating Income (based on cash rents) – “Contractual” $ 13,000 $ 52,000 Net Operating Income (based on cash rents) – “Q1” + “Contractual” $ 61,000 $ 244,000